SUPPLEMENT TO THE  CLASS A AND CLASS C PROSPECTUS
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Emerging Markets Equity Income Fund (the “Fund”)
Effective immediately, the introductory paragraph and the Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. The Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy.  Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Average Annual Total Returns for the periods ended 12/31/2023 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	5/31/2012	5.56%	2.15%	1.59%
Class A (after taxes on distributions)	5/31/2012	4.56%	1.75%	1.23%
Class A (after taxes on distributions and the sale of Fund Shares)	5/31/2012	3.25%	1.79%	1.36%
Class C (before taxes)	5/31/2012	10.11%	2.55%	1.57%
MSCI Emerging Markets Index (Net) (USD) (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		9.83%	3.68%	2.66%
MSCI Emerging Markets High Dividend Yield Index (Net) (USD) (reflects no deduction for fees, expenses, or taxes)		18.67%	3.00%	1.53%
MSCI ACWI ex USA Index (Net) (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		15.62%	7.08%	3.83%

October 1, 2024	SUP3553 10-24